UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 27, 2005

Forward Industries, Inc.
(Exact name of registrant as specified in its charter)

New York	000-6669	13-1950672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Green Road, Suite E Pompano Beach, FL	33064
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code

(954) 419-9544

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT

Section 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On December 27, 2005, upon the recommendation of the Compensation Committee of the Board of Directors, Forward Industries, Inc. (the "Company") entered into new Employment Agreements with each of Mr. Jerome E. Ball (the "Ball Agreement") and Mr. Michael M. Schiffman (the "Schiffman Agreement"). The employment term of these agreements, which terminate and replace the existing agreements between the Company and each such officer, runs from the effective date thereof, October 1, 2005, until December 31, 2007, unless otherwise terminated or extended pursuant to the terms of each agreement.  The following summaries of certain provisions of the Ball Agreement and the Schiffman Agreement are qualified in their entirety by reference to each agreement, filed as Exhibits 10.1 and 10.2, respectively, hereto and incorporated herein by reference.

The Ball Agreement provides that Mr. Ball be employed as the Company's Chairman and Chief Executive Officer for the term of the agreement at an annual salary of $325,000. Under the terminated agreement, Mr. Ball was entitled to salary of $230,000 per annum and was eligible to earn bonus compensation.

The Schiffman Agreement provides that Mr. Schiffman be employed as the Company's President and Chief Operating Officer for the term of the agreement at an annual salary of $325,000. Under the terminated agreement, Mr. Schiffman was entitled to salary of $300,000 per annum and was eligible to earn bonus compensation.

Under their agreements, each of Mr. Ball and Mr. Schiffman have the opportunity to earn bonus compensation (subject to pro ration) in respect of each fiscal year during which they are employed by the Company based upon annual targets established by the Compensation Committee of the Board of Directors.

As disclosed pursuant to a Form 8-K filing on July 12, 2005, the employment agreement of Douglas W. Sabra, the Company's Vice President and Chief Financial Officer, was amended to increase his salary and extend the employment term until December 31, 2008.  On December 27, 2005, the terms of this employment agreement were restated in order to conform the terms of his bonus eligibility and other customary terms and conditions to those contained in the Ball and Schiffman Agreements.  No other material changes were made to that agreement, the terms of which are qualified in their entirety by reference to such agreement filed as Exhibit 10.3 hereto and incorporated herein by reference.

Section 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1	Employment Agreement between the Company and Jerome E. Ball dated December 27, 2005 and effective October 1, 2005.
10.2	Employment Agreement between the Company and Michael M. Schiffman dated December 27, 2005 and effective October 1, 2005.
10.3	Employment Agreement between the Company and Douglas W. Sabra dated December 27, 2005 and effective October 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forward Industries Inc.,

By:

/s/ Jerome E. Ball

_______________________________________

Name Jerome E. Ball

Title: Chairman and Chief Executive Officer

Dated: December 28 , 2005

EXHIBIT INDEX

Exhibit No.            Description

10.1	Employment Agreement between the Company and Jerome E. Ball dated December 27, 2005 and effective October 1, 2005.
10.2	Employment Agreement between the Company and Michael M. Schiffman dated December 27, 2005 and effective October 1, 2005.
10.3	Employment Agreement between the Company and Douglas W. Sabra dated December 27, 2005 and effective October 1, 2005.